Note 8 - Basic and Diluted Net Income Per Share	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Earnings Per Share [Text Block]

Note 8.  Basic and Diluted Net Loss per Share

Basic net loss per share attributable to Avalon Holdings Corporation common shareholders is computed by dividing the net loss attributable to Avalon Holdings Corporation common shareholders by the weighted average number of common shares outstanding. For both the years ended December 31, 2023 and 2022, the weighted average number of common shares outstanding was 3,899,431.

Diluted net loss per share attributable to Avalon Holdings Corporation common shareholders is computed by dividing net loss attributable to Avalon Holdings Corporation common shareholders by the weighted average number of common shares outstanding plus any weighted common equivalent shares determined to be outstanding during the period using the treasury method. Any weighted common equivalent shares included in the calculation are related to stock options granted by Avalon where the weighted average market price of Avalon’s common stock for the period presented is greater than the option exercise price of the stock option.

For the year ended December 31, 2023 there was no outstanding options, therefore, no dilution. For the year ended December 31, 2022 the diluted per share amount reported is equal to the basic per share amount because Avalon was in a net loss position and as a result, such dilution would be considered anti-dilutive.

The loss per share calculations for the years ended December 31, 2023 and 2022 are as follows (in thousands, except per share amounts):

	2023	2022
Net loss attributable to Avalon Holdings Corporation common shareholders	$(1,775)	$(583)

Shares used in computing basic loss per share	3,899	3,899

Loss per share attributable to Avalon Holdings Corporation common shareholders
Basic net loss per share	$(0.46)	$(0.15)